UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2025

DEFI DEVELOPMENT CORP

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41748	83-2676794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Congress Avenue, Suite 250
Boca Raton, Florida		33487
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (561) 559-4111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 24, 2025, DeFi Development Corp. (the “Company”) entered into subscription agreements (each, a “Subscription Agreement” and collectively the “Subscription Agreements”) with certain institutional and accredited investors (each an “Investor” and collectively the “Investors”) pursuant to which the Company, subject to the restrictions and satisfaction of the conditions in the Subscription Agreements, has agreed to sell in a private placement (the “Offering”) to the Investors an aggregate of (i) 4,187,953 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (“Common Stock”) and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to acquire up to 5,812,089 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an exercise price of $0.0001 per share. The purchase price for one share of Common Stock was $12.50 and the purchase price for one Pre-Funded Warrant was $12.4999 per share. The Offering is expected to close on Thursday, August 28, 2025, subject to customary closing conditions. Of the approximately $125.0 million total purchase price for the Shares and the Pre-Funded Warrants, approximately $92.5 million is expected to be paid in cash and approximately $32.5 million is expected to be received in the form of locked Solana (SOL) or interests in an entity holding locked SOL.

Under the Subscription Agreements, the Company agreed to file a registration statement for the resale of the Shares and the Pre-Funded Warrant Shares within 7 business days after the closing under the Subscription Agreements, and to use commercially reasonable efforts to have the registration statement declared effective as soon as practicable after filing.

Pursuant to the terms of the Subscription Agreements, the Company is prohibited from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock or securities convertible or exercisable into Common Stock for a period commencing on the date of the effectiveness of the resale registration statement, and expiring 15 days after the effectiveness of the resale registration statement, subject to certain exceptions for issuances in connection with previously issued securities, stock split or similar transactions, in connection with the Company’s equity plans, or in a private placement or under the Company’s equity line of credit if certain conditions are met.

The Pre-Funded Warrants are exercisable twenty-one days after the Company files a Definitive Information Statement on Schedule 14C with the Securities and Exchange Commission with respect to stockholder approval of such exercise, which the Company has agreed to do within 5 business days of the effective date of the Subscription Agreements, and will not expire until exercised in full. The exercise price and number of Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrant are subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our Common Stock and the exercise price. The Pre-Funded Warrant may be exercised, in whole or in part, at any time by means of a “cashless exercise.” Pre-Funded Warrants for certain Investors provide that the holder may not exercise any portion of such holder’s Pre-Funded Warrants to the extent that the holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the Company’s outstanding shares of Common Stock immediately after exercise, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the beneficial ownership limitation to up to 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise.

In connection with the Offering, the Company entered into a Placement Agency Agreement, dated as of August 24, 2025 (the “Agency Agreement”), with Cantor Fitzgerald & Co., as placement agent (the “Placement Agent”), for the Offering. Pursuant to the Agency Agreement, the Company agreed to pay to the Placement Agent a cash fee equal to 6.0% of the gross proceeds from any sale of securities, excluding the gross proceeds received from certain investors. The Company also agreed to reimburse the expenses of the Placement Agent in an aggregate amount not to exceed $200,000 without the Company’s prior written consent. The Agency Agreement contains representations and warranties of the Company, which are typical for transactions of this type. In addition, the Company has granted to the Placement Agent customary indemnification rights in connection with the Agency Agreement.

The foregoing summaries of the Subscription Agreements, Pre-Funded Warrant and Agency Agreement are qualified in their entirety by reference to the full text of each of the Form of Subscription Agreement, Form of Pre-Funded Warrant and Agency Agreement, copies of which are attached hereto as Exhibit 10.1, Exhibit 4.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The Company’s offering and sale of the Shares and the Pre-Funded Warrants, including Pre-Funded Warrant Shares, was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder. Neither the issuance of the Securities, nor the Pre-Funded Warrant Shares, have been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 8.01 Other Events.

On August 25, 2025, the Company issued a press release announcing the Offering. A copy of the press release is filed as Exhibit 99.1 hereto.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant
10.1	Form of Subscription Agreement
10.2	Placement Agency Agreement, dated as of August 24, 2025, between the Company and Cantor Fitzgerald & Co.
99.1	Press Release, dated as of August 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEFI DEVELOPMENT CORP

Date:	August 25, 2025	By:	/s/ Joseph Onorati
		Name: Title:	Joseph Onorati Chairman & Chief Executive Officer